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                                                                   Exhibit 11(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 51 to the registration statement on Form N-1A.



/s/ Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036
November 8, 1996